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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                             AMENDMENT TO FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 1993

                          BB&T FINANCIAL CORPORATION
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            (Exact name of registrant as specified in its charter)

      North Carolina                   0-7871                    56-1056232
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(State or other jurisdiction        (Commission               (I.R.S. employer
     of incorporation)              file number)             identification no.)

223 West Nash Street, Wilson, North Carolina                            27893
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code: (919)399-4291
                                                    -------------

                                Not Applicable
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         (Former name or former address, if changed since last report)


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits

      99.1 BB&T's 1993 restated Management's Discussion and Analysis, and BB&T's 1993 restated Securities Act Guide 3 statistical disclosures, to include L.S.B. Bancshares, Inc.

      99.2 BB&T's 1993 restated audited financial statements and notes thereto, to include L.S.B. Bancshares, Inc.

      99.3 Opinion of Donald G. Jones and Company, P.A., auditors for L.S.B. Bancshares, Inc. of Soouth Carolina
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                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             BB&T FINANCIAL CORPORATION

DATE: August 31,1994                     BY: Scott E. Reed
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                                             /S/ Scott E. Reed